NO ACT

PE
12-18-15

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

DIVISION OF
CORPORATION FINANCE

15008935

February 12, 2016

Charles R. Monroe, Jr.
Huntington Ingalls Industries, Inc.
charles.monroe@hii-co.com

Act: 1934
Section:
Rule: 14a-8 (OPS)
Public
Availability: 2-12-16

Re: Huntington Ingalls Industries, Inc.
Incoming letter dated December 18, 2015

Dear Mr. Monroe:

This is in response to your letters dated December 18, 2015, January 14, 2016 and February 1, 2016 concerning the shareholder proposal submitted to HII by John Chevedden. We also have received letters from the proponent dated January 11, 2016, January 17, 2016, January 19, 2016, January 20, 2016, January 21, 2016, January 22, 2016, January 23, 2016, January 29, 2016, February 1, 2016, February 3, 2016 and February 7, 2016. Copies of all of the correspondence on which this response is based will be made available on our website at http://www.sec.gov/divisions/corpfin/cf-noaction/14a-8.shtml. For your reference, a brief discussion of the Division's informal procedures regarding shareholder proposals is also available at the same website address.

Sincerely,

Matt S. McNair
Senior Special Counsel

Enclosure

cc: John Chevedden

*** FISMA & OMB Memorandum M-07-16 ***

February 12, 2016

Response of the Office of Chief Counsel
<u>Division of Corporation Finance</u>

Re: Huntington Ingalls Industries, Inc.
Incoming letter dated December 18, 2015

The proposal requests that the board adopt a "proxy access" bylaw with the procedures and criteria set forth in the proposal.

There appears to be some basis for your view that HII may exclude the proposal under rule 14a-8(i)(10). We note your representation that the board has adopted a proxy access bylaw that addresses the proposal's essential objective. Accordingly, we will not recommend enforcement action to the Commission if HII omits the proposal from its proxy materials in reliance on rule 14a-8(i)(10).

Sincerely,

Evan S. Jacobson
Special Counsel

DIVISION OF CORPORATION FINANCE
INFORMAL PROCEDURES REGARDING SHAREHOLDER PROPOSALS

The Division of Corporation Finance believes that its responsibility with respect to matters arising under Rule 14a-8 [17 CFR 240.14a-8], as with other matter under the proxy rules, is to aid those who must comply with the rule by offering informal advice and suggestions and to determine, initially, whether or not it may be appropriate in a particular matter to recommend enforcement action to the Commission. In connection with a shareholder proposal under Rule 14a-8, the Division's staff considers the information furnished to it by the Company in support of its intention to exclude the proposals from the Company's proxy materials, as well as any information furnished by the proponent or the proponent's representative.

Although Rule 14a-8(k) does not require any communications from shareholders to the Commission's staff, the staff will always consider information concerning alleged violations of the statutes administered by the Commission, including argument as to whether or not activities proposed to be taken would be violative of the statute or rule involved. The receipt by the staff of such information, however, should not be construed as changing the staff's informal procedures and proxy review into a formal or adversary procedure.

It is important to note that the staff's and Commission's no-action responses to Rule 14a-8(j) submissions reflect only informal views. The determinations reached in these no-action letters do not and cannot adjudicate the merits of a company's position with respect to the proposal. Only a court such as a U.S. District Court can decide whether a company is obligated to include shareholders proposals in its proxy materials. Accordingly a discretionary determination not to recommend or take Commission enforcement action, does not preclude a proponent, or any shareholder of a company, from pursuing any rights he or she may have against the company in court, should the management omit the proposal from the company's proxy material.

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

February 7, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 11 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

There is nothing set in stone about limiting proxy access to only 20 participants.

By contrast a company adopted a proxy access bylaw without any limit on the number of participants per the February 2016 attachment.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

	constituting 25% of the total number of directors of the corporation on the last day on which a Proxy Access Notice may be submitted pursuant to this Section 10 (rounded down to the nearest whole number, but not less than two)." **The Company has implemented the terms requested by the Proposal.**
Ability of Stockholders to Aggregate Ownership	
The Proposal: That the Company make proxy access available to "a shareholder or an unrestricted number of shareholders forming a group".	**The Proxy Access By-Law:** *Article I, Section 10(A) provides*: "Subject to the provisions of this Section 10, if any Eligible Stockholder or group of Eligible Stockholders submits to the corporation a Proxy Access Notice that complies with this Section 10 and such Eligible Stockholder or group of Eligible Stockholders otherwise satisfies all the terms and conditions of this Section 10," the Company shall include in its Proxy Materials for any annual meeting of stockholders the name of the person nominated pursuant to the Proxy Access By-Law and certain other information concerning such nominee and the Nominating Stockholder. The Proxy Access By-Law does not contain any limitation on the number of stockholders that may form a group. **The Company has implemented the terms requested by the Proposal.**
Stock Loaned by Stockholder Expressly Included as "Owned"	
The Proposal: Beneficial ownership of the Company's outstanding common stock include "recallable loaned stock."	**The Proxy Access By-Law:** *Article I, Section 10(C)(4) provides*: "An Eligible Stockholder's ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares; provided that the Eligible

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

February 3, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 10 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

The attached article supports the view that many of the largest holders of stock would have de mininus interest in participating in proxy access. Thus the pool of potential participants is less than it might seem – so why limit participants to 20 who own $180 million of company stock for 3-continuous years?

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

Pages 7 through 9 redacted for the following reasons:
- -
"Copyrighted Material Omitted"

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

February 1, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 9 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

There is nothing set in stone about limiting proxy access to only 20 participants. Brocade Communications just adopted proxy access that provides for 30 participants – 50% higher than Huntington Ingalls. This was in a January 29, 2016 EDGAR filing.

Plus on January 29, 2016, Costco (COST) shareholders voted 65% in favor of proxy access without limitation on the number of participants.

Limiting proxy access to 20 big shareholders (like Huntington Ingalls) could potentially cause proxy access to self-destruct. It would seem that the greatest incentive for proxy access is when a company is underperforming. But at such a time large investors would have an incentive to sell at least some of their holdings and break the critical chain of 3-years of continuous ownership.

Thus with a limit of only 20 shareholders, the incentive to initiate proxy access is potentially counterbalanced by many likely participants reducing their holdings.

Limiting proxy access to only 20 participants who own 3% of company stock ($180 million) for 3-continuous years also in effect excludes retail shareholders. The company does not claim that there is a sound public policy reason to exclude retail shareholder participation in proxy access. The company does not claim that the Securities and Exchange Commission intended in 2011 that retail shareholder be excluded from proxy access.

Huntington Ingalls has the burden of proof to show that proxy access with only 20 participants – owning $180 million in company stock continuously for 3-years can work – and it has not even tried.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

Huntington
Ingalls
Industries

February 1, 2016

By Electronic Mail (shareholderproposals@sec.gov)

Office of Chief Counsel
Division of Corporation Finance
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Huntington Ingalls Industries, Inc. 2016 Annual Meeting
Omission of Shareholder Proposal of John Chevedden

Ladies and Gentlemen:

We refer you to our letters dated December 18, 2015 and January 14, 2016 (collectively, our "No-Action Request"), requesting confirmation that the Staff will not recommend enforcement action if Huntington Ingalls Industries, Inc. (the "Company", "HII" or "we") omits the Shareholder Proposal described in our No-Action Request from the proxy materials to be distributed in connection with the Company's 2016 Annual Meeting. Capitalized terms used in this letter have the meanings provided in our No-Action Request.

On January 28, 2016, the Board amended and restated the Company's Restated Bylaws (as amended, the "Bylaws") to implement the HII Proxy Access Bylaws. A copy of the Bylaws, as filed with the Commission as an exhibit to the Company's Current Report on Form 8-K on February 1, 2016, is attached to this letter as Exhibit A.

The HII Proxy Access Bylaws, as adopted, address each element of the Shareholder Proposal in the manner described in the chart below. In addition, the HII Proxy Access Bylaws address procedural issues that are consistent with the essential objectives of the Shareholder Proposal.

Ownership Threshold and Holding Period	
The Shareholder Proposal: The Nominator (as defined below) must "have beneficially owned 3% or more of the Company's outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination."	**HII Proxy Access Bylaws:** Article II, Section 2.15(d) provides: "an Eligible Stockholder must have owned (as defined below) at least three percent (3%) of the Corporation's outstanding common stock ("Required Shares") continuously for at least three (3) years." Ownership of shares that have been loaned is deemed to continue, upon satisfaction of conditions specified in Section 2.15(d).
Written Notice of Eligible Stockholder	
The Shareholder Proposal: The Nominator must "give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any SEC rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares."	**HII Proxy Access Bylaws:** Article II, Section 2.15(e) sets forth the requirements for an Eligible Stockholder's Notice of Proxy Access Nomination, which must include, among other things, proof of ownership of the requisite number of shares of the Company's common stock for the required holding period and the written consent of each Stockholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected.

Eligible Stockholder Certifications	
The Shareholder Proposal: The Nominator must "certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with the Company shareholders . . .; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company's proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company."	**HII Proxy Access Bylaws:** Article II, Sections 2.15(e)(v) and 2.15(e)(vi), respectively, require that any Stockholder Nominee provide certifications that include the certifications regarding the specific matters in the Shareholder Proposal.
Number of Nominees	
The Shareholder Proposal: "The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater."	**HII Proxy Access Bylaws:** Article II, Section 2.15(c) provides: "The maximum number of Stockholder Nominees . . . that will be included in the Corporation's proxy materials with respect to an annual meeting of stockholders shall be the greater of (i) two (2) or (ii) twenty-five percent (25%) of the number of directors in office."

Aggregation of Ownership	
The Shareholder Proposal: Requires that proxy access be made available for "any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the "Nominator") that meets the criteria established below."	**HII Proxy Access Bylaws:** Article II, Section 2.15(a) requires the Corporation to include any Stockholder Nominee who is nominated "by a stockholder or group of no more than twenty (20) stockholders (counting as one stockholder, for this purpose, any two (2) or more funds under common management and sharing a common investment adviser) that satisfies the requirements of this Section 2.15 (the "Eligible Stockholder")."
Supporting Statement	
The Shareholder Proposal: "The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee."	HII Proxy Access Bylaws: Article II, Section 2.15(g) provides: "The Eligible Stockholder may, at its option, provide . . . a written statement, not to exceed five hundred (500) words, in support of the Stockholder Nominee(s)' candidacy (a "Supporting Statement")" for inclusion in the Company's proxy materials for the annual meeting.
Priority Given to Multiple Nominations	
The Shareholder Proposal: States that the Board should adopt procedures regarding the priority to be given to multiple nominations exceeding the one-quarter limit.	**HII Proxy Access Bylaws:** Article II, Section 2.15(c) provides procedures to prioritize nominations if the number of nominees exceeds the maximum number of Stockholder Nominees required to be included in the Company's proxy materials.

As discussed in our No-Action Request, the Company's view that the Shareholder Proposal may be excluded from the Company's proxy materials under Rule 14a-8(i)(10) as "substantially implemented" is supported by the Staff's decision in *General Electric Company* (avail. Mar. 3, 2015). As the foregoing comparison of the HII Proxy Access Bylaws against the Shareholder Proposal demonstrates, the HII Proxy Access Bylaws substantially implement the Shareholder Proposal by addressing the essential objectives of the Shareholder Proposal and providing a meaningful and usable proxy access right for the Company's stockholders that "compares favorably with the guidelines of the proposal." The relatively minor differences between the HII Proxy Access Bylaws and the Shareholder Proposal should not require the Company's stockholders to consider at the 2016 Annual Meeting a matter that "has already been favorably acted on by management." Accordingly, based on the analysis set forth in this letter and our No-Action Request, we request that the Staff concur in our view that adoption of the HII Proxy Access Bylaws substantially implements the Shareholder Proposal, and accordingly HII may exclude the Shareholder Proposal under Rule 14a-8(i)(10).

Please do not hesitate to contact me at (757) 534-2727 if you require any additional information relating to this matter.

Sincerely,

Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary

cc: Mr. John Chevedden

EXHIBIT A

RESTATED BYLAWS OF HUNTINGTON INGALLS INDUSTRIES, INC.
(A Delaware Corporation)

ARTICLE I

OFFICES

Section 1.01 Registered Office. The registered office of Huntington Ingalls Industries, Inc. (the "Corporation") shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.02 Principal Executive Office. The principal executive office of the Corporation shall be located at 4101 Washington Avenue, Newport News, Virginia, 23607. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office from time to time.

Section 1.03 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.01 Annual Meetings. The annual meeting of stockholders of the Corporation shall be held on such date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.04 hereof and any proper business may be transacted in accordance with the provisions of Section 2.08 hereof.

Section 2.02. Special Meetings.

(a) Subject to the terms of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called by the Board of Directors (or an authorized committee thereof) or the Chairperson of the Board of Directors, and shall be called by the Board of Directors (or an authorized committee thereof) or the Chairperson of the Board of Directors following the receipt by the Secretary of written requests to call a meeting from the holders of at least 20% of the voting power (the "Required Percentage") of the outstanding capital stock of the Corporation (the "Voting Stock") who shall have delivered such requests in accordance with this Section 2.02.

(b) A stockholder may not submit a written request to call a special meeting unless such stockholder is a holder of record of Voting Stock on the record date fixed to determine the stockholders entitled to request the call of a special meeting. Any stockholder seeking to call a special meeting to transact business shall, by written notice to the Secretary, request that the Board of Directors fix a record date. A written request to fix a record date shall include all of the information

that must be included in a written request to call a special meeting from a stockholder who is not a Solicited Stockholder, as set forth in Section 2.02(c). The Board of Directors may, within 10 days of the Secretary's receipt of a request to fix a record date, fix a record date to determine the stockholders entitled to request the call of a special meeting, which date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted. If a record date is not fixed by the Board of Directors, the record date shall be the date that the first written request to call a special meeting with respect to the proposed business to be conducted at a special meeting is received by the Secretary. For purposes of this Bylaw, "Solicited Stockholder" means any stockholder that has provided a request in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A.

(c) Each written request for a special meeting shall be provided to the Secretary and shall include the following: (i) the signature of the stockholder of record submitting such request and the date such request was signed, (ii) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, and (iii) for each written request submitted by a person or entity other than a Solicited Stockholder, as to the stockholder signing such request and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act) (if any) on whose behalf such request is made (each, a "party"), all the information of the type described in clauses (i) through (viii) of Section 2.08, as it may be amended from time to time, with respect to such party and proposed meeting. To be timely, a stockholder's request for a special meeting must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the sixtieth (60th) day following the record date fixed in accordance with Section 2.02(b).

(d) A stockholder may revoke a request to call a special meeting by written revocation delivered to the Secretary at any time prior to the special meeting; provided, however, that if any such revocation(s) are received by the Secretary after the Secretary's receipt of written requests from the holders of the Required Percentage of Voting Stock, and, as a result of such revocation(s), there no longer are unrevoked requests from the Required Percentage of Voting Stock to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

(e) A written request or requests to call a special meeting from stockholders collectively representing the Required Percentage (the "Request") shall not be valid, and a special meeting requested by stockholders shall not be held, if (i) the Request does not comply with this Section 2.02, (ii) the Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) the Request is delivered during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting and (y) 30 days after the first anniversary of the date of the previous annual meeting, (iv) an identical or substantially similar item (as determined in good faith by the Board of Directors, a "Similar Item"), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than 12 months before the Request is delivered, (v) a Similar Item was presented at an annual or special meeting of stockholders held not more than 120 days before the Request is delivered (and, for purposes of this clause (v), the election of directors shall be deemed to be a "Similar Item" with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors), (vi) a Similar Item is included in the Corporation's notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 120 days of the receipt by the Corporation of such

Request (and, for purposes of this clause (vi), the election of directors shall be deemed to be a "Similar Item" with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors), or (vii) the Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, or other applicable law. The Board of Directors shall determine in good faith whether the requirements set forth in clauses (ii) through (vii) of the preceding sentence have been satisfied. Either the Secretary or the Board of Directors shall determine in good faith whether all other requirements set forth in this Section 2.02 have been satisfied. Any determination made pursuant to this Section 2.02(e) shall be binding on the Corporation and its stockholders.

(f) The Board of Directors shall determine the place, and fix the date and time, of any special meeting called at the request of one or more stockholders, and, with respect to all other special meetings, the date and time of a special meeting shall be determined by the person or body calling the meeting; provided, however, that the special meeting shall not be held more than 120 days after receipt by the Corporation of a valid meeting request or requests collectively representing the Required Percentage. The Board of Directors may submit its own proposal or proposals for consideration at a special meeting called by the Chairperson of the Board of Directors or called at the request of one or more stockholders. The record date or record dates for a special meeting shall be fixed in accordance with Section 213 (or its successor provision) of the Delaware General Corporation Law (the "DGCL"). Business transacted at any special meeting shall be limited to the purposes stated in the notice of such meeting provided by the Board of Directors (or an authorized committee thereof) or the Chairperson of the Board of Directors.

Section 2.03 Place of Meetings.

(a) Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 2.03(b).

(b) If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(1) participate in a meeting of stockholders; and

(2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (A) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation implements reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action is maintained by the Corporation.

Section 2.04 Notice of Meetings.

(a) Unless otherwise required by law, written notice of each annual or special meeting of stockholders stating the date and time when, the place, if any, where it is to be held, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the information required to gain access to the list of stockholders entitled to vote, if such list is to be open for examination on a reasonably accessible electronic network, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting except as otherwise provided herein or required by law. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, notice is given when it is deposited in the United States mail, postage prepaid, directed to a stockholder at such stockholder's address as it shall appear on the records of the Corporation.

(b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation of the Corporation (the "Certificate") or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholders to whom notice is given, as provided in Section 232 of DGCL. For purposes of these Bylaws, "electronic transmission" means any form of communication not directly involving the physical transmission of paper that creates a record the recipient may retain, retrieve and review and reproduce in paper form through an automated process.

(c) Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the "householding" rules pursuant to Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the "Exchange Act") and Section 233 of the DGCL.

Section 2.05 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL or the Certificate or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice or waiver by electronic transmission unless required by the Certificate.

Section 2.06 Adjourned Meetings. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, then notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting,

the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 2.07 Conduct of Meetings. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairperson of such meeting shall determine. Such rules or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of such meeting, may include without limitation the following: (a) the establishment of an agenda or order of business for the meeting, (b) rules and procedures for maintaining order at the meeting and the safety of those present, (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chairperson of the meeting shall determine, (d) restrictions on entry to the meeting after the time fixed for commencement thereof, and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

The chairperson of any annual or special meeting of stockholders shall be either the Chairperson of the Board of Directors or any person designated by the Chairperson of the Board of Directors. The Secretary, or in the absence of the Secretary, a person designated by the chairperson of the meeting, shall act as secretary of the meeting.

Section 2.08 Notice of Stockholder Business and Nominations. Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's proxy materials with respect to such meeting (including any nominations of persons for election to the Board of Directors by stockholders as referenced in Section 2.15), (b) by or at the direction of the Board of Directors or (c) by any stockholder of record of the Corporation (the "Record Stockholder") at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. For the avoidance of doubt, the foregoing clause (c) shall be the exclusive means for a stockholder to bring nominations or business (other than business included in the Corporation's proxy materials pursuant to Rule 14a-8 under the Exchange Act) before an annual meeting of stockholders.

For nominations or business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the foregoing paragraph, (1) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) any such business must be a proper matter for stockholder action under applicable law, and (3) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a Record Stockholder's notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 90 or more than 120 days prior to the one-year anniversary (the "Anniversary") of the date on which the Corporation first mailed its proxy materials with respect to the preceding year's annual meeting; provided, however, that, if the annual meeting is convened more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year's annual meeting, or if no annual meeting was held in the

preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (i) the 135th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment of an annual meeting, or the postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a stockholder's notice as described herein.

Such Record Stockholder's notice shall set forth: (a) if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act and such person's written consent to serve as a director if elected; (b) as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting; and (c) as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a "party")

(i) the name and address of each such party, as they appear on the Corporation's books;

(ii) the class, series and number of shares of the Corporation that are owned beneficially and of record by each such party (which information set forth in this clause shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to notice of the meeting to disclose such ownership as of such record date);

(iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such party and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such party, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such party, with respect to shares of stock of the Corporation (which information set forth in this clause shall be supplemented by such party not later than 10 days after the record date for determining the stockholders entitled to notice of the meeting to disclose such agreements, arrangements or understandings as of such record date);

(v) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with

solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act;

(vi) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) of such party in such proposal;

(vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting; and

(viii) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by each such party to be sufficient to elect the nominee or nominees proposed to be nominated by such party and/or intends otherwise to solicit proxies from stockholders in support of such proposal or nomination (such statement, a "Solicitation Statement").

Only persons nominated in accordance with the procedures set forth in this Section 2.08 or pursuant to Section 2.15 shall be eligible for election as directors at an annual meeting, and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.08. The chairperson of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws (including this Section 2.08 and Section 2.15) and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting in accordance with Section 2.02. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (a) by or at the direction of the Board of Directors or (b) provided that the purpose for which the special meeting has been called is for the election of directors, by any stockholder of record of the Corporation at the time of giving of notice provided for in this paragraph, who shall be entitled to vote in the election of directors and who delivers a written notice to the Secretary setting forth the information set forth in clauses (a) and (c) of the third paragraph of this Section 2.08. Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders only if such stockholder's notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 135th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment of a special meeting, or a postponement of a special meeting for which a notice has been given, commence a new time period for the giving of a record stockholder's notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a record stockholder in accordance with the notice procedures set forth in this Section 2.08.

For purposes of this Section 2.08 and Section 2.15, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a

comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Section 2.08, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.08. Nothing in this Section 2.08 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.09 Quorum. At any meeting of stockholders, the presence, in person or by proxy, of the holders of record of a majority of the voting power of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business. Where a separate vote by a class or classes or series is required, the holders of a majority of the voting power of the shares of such class or classes or series then issued and outstanding and entitled to vote on such matter present in person or represented by proxy shall constitute a quorum with respect to the vote on that matter. In the absence of a quorum, the chairperson of the meeting may adjourn the meeting from time to time. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

Section 2.10 Votes Required. When a quorum is present at a meeting, a matter submitted for stockholder action shall be approved if the votes cast "for" the matter exceed the votes cast "against" such matter, unless a greater or different vote is required by statute, any applicable law or regulation (including the applicable rules of any stock exchange), the rights of any authorized class of stock, the Certificate or these Bylaws. Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Section 2.11 Proxies. A stockholder may vote the shares owned of record by such stockholder either in person or by proxy in any manner permitted by law, including by execution of a proxy in writing or by telex, telegraph, cable, facsimile or electronic transmission, by the stockholder or by the duly authorized officer, director, employee or agent of such stockholder. No proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A duly executed proxy will be irrevocable if it states it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.12 Stockholder Action. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual meeting or special meeting of stockholders of the Corporation, unless the Board of Directors authorizes such action to be taken by the written consent of the holders of outstanding shares of stock having not less than the minimum

voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and the Certificate have been satisfied.

Section 2.13 List of Stockholders. The Secretary of the Corporation shall, in the manner provided by law, prepare and make (or cause to be prepared and made) a complete list of stockholders entitled to vote at any meeting of stockholders, provided, however, that, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Nothing contained in this section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting in the manner provided by law. A list of the stockholders entitled to vote at the meeting shall also be produced and kept at the time and place, if any, of the meeting during the duration thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list will also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list will be provided with the notice of the meeting.

The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.14 Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If such inspectors are not so appointed or fail or refuse to act, the chairperson of any such meeting may (and, to the extent required by law, shall) make such an appointment. The number of Inspectors of Election shall be 1 or 3. If there are 3 Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such inspector need be a stockholder of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability.

The Inspectors of Election shall have such duties and responsibilities as required under Section 231 of the DGCL (or any successor provision thereof).

Section 2.15 Proxy Access.

(a) Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders (following the 2016 annual meeting of stockholders), subject to the provisions of this Section 2.15, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by or at the direction of the Board of Directors (or any duly authorized committee thereof), the name, together with the Required Information (as defined below), of any person nominated for election (the "Stockholder Nominee") to the Board of Directors by a stockholder or group of no more than twenty (20) stockholders (counting as one stockholder, for this purpose, any two (2) or more funds under common management and sharing a common investment adviser) that satisfies the requirements of this

Section 2.15 (the "Eligible Stockholder") and that expressly elects at the time of providing the notice required by this Section 2.15 to have such nominee included in the Corporation's proxy materials pursuant to this Section 2.15. For purposes of this Section 2.15, the "Required Information" that the Corporation will include in its proxy statement is (i) the information provided to the Secretary of the Corporation concerning the Stockholder Nominee and the Eligible Stockholder that the Corporation determines is required to be disclosed in the Corporation's proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) if the Eligible Stockholder so elects, a Supporting Statement (as defined in Section 2.15(g) hereof). Subject to the provisions of this Section 2.15, the name of any Stockholder Nominee included in the Corporation's proxy statement for an annual meeting of stockholders shall also be set forth on the form of proxy distributed by the Corporation in connection with such annual meeting. For the avoidance of doubt, and any other provision of these Bylaws notwithstanding, the Corporation may in its sole discretion solicit against, and include in the proxy statement its own statements or other information relating to, any Eligible Stockholder and/or Stockholder Nominee. This Section 2.15 provides the exclusive method for a stockholder to include nominees for election to the Board of Directors in the Corporation's proxy materials.

(b) In addition to any other applicable requirements, for a Stockholder Nominee to be eligible for inclusion in the Corporation's proxy materials pursuant to this Section 2.15, the Eligible Stockholder must give timely notice of such nomination (the "Notice of Proxy Access Nomination") in proper written form to the Secretary of the Corporation. To be timely, the Notice of Proxy Access Nomination must be received by the Secretary at the principal executive offices of the Corporation not less than 120 or more than 150 days prior to the Anniversary of the date on which the Corporation first mailed its proxy materials with respect to the preceding year's annual meeting; provided, however, that, if the annual meeting is convened more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year's annual meeting, or if no annual meeting was held in the preceding year, notice by the Eligible Stockholder to be timely must be so received not later than the close of business on the later of (i) the 135th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall an adjournment of an annual meeting, or the postponement of an annual meeting for which notice has been given, commence a new time period for the giving of an Eligible Stockholder's Notice of Proxy Access Nomination pursuant to this Section 2.15.

(c) The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation's proxy materials with respect to an annual meeting of stockholders shall be the greater of (i) two (2) or (ii) twenty-five percent (25%) of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 2.15 (the "Final Proxy Access Nomination Date") or, if such amount is not a whole number, the closest whole number below twenty-five percent (25%) (such number, as it may be adjusted pursuant to this Section 2.15(c), the "Permitted Number"). In the event that one or more vacancies occurs on the Board of Directors for any reason after the Final Proxy Access Nomination Date but on or before the date of the annual meeting and the Board of Directors resolves to reduce the number of directors on the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors on the Board of Directors as so reduced. For purposes of determining when the Permitted Number has been reached, each of the following persons shall be counted as one of the Stockholder Nominees: (i) any individual nominated by an Eligible Stockholder for inclusion in the Corporation's proxy materials pursuant to this Section 2.15 whose nomination is subsequently withdrawn, (ii) any individual nominated by an Eligible Stockholder for inclusion in the Corporation's proxy materials

pursuant to this Section 2.15 whom the Board of Directors decides to nominate for election to the Board of Directors, (iii) any nominee recommended by the Board of Directors who will be included in the Corporation's proxy materials pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock from the Corporation by such stockholder or group of stockholders) and (iv) any director on the Board of Directors as of the Final Proxy Access Nomination Date who was included in the Corporation's proxy materials as a Stockholder Nominee for any of the two (2) preceding annual meetings of stockholders (including any individual counted as a Stockholder Nominee pursuant to the preceding clause (ii)) and whom the Board of Directors decides to nominate for re-election to the Board of Directors. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation's proxy materials pursuant to this Section 2.15 shall rank such Stockholder Nominees based on the order in which the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation's proxy materials in the event that the total number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.15 exceeds the Permitted Number. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.15 exceeds the Permitted Number, the highest ranking Stockholder Nominee who meets the requirements of this Section 2.15 from each Eligible Stockholder will be selected for inclusion in the Corporation's proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of common stock of the Corporation each Eligible Stockholder disclosed as owned in its Notice of Proxy Access Nomination. If the Permitted Number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 2.15 from each Eligible Stockholder has been selected, then the next highest ranking Stockholder Nominee who meets the requirements of this Section 2.15 from each Eligible Stockholder will be selected for inclusion in the Corporation's proxy materials, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(d) In order to make a nomination pursuant to this Section 2.15, an Eligible Stockholder must have owned (as defined below) at least three percent (3%) of the Corporation's outstanding common stock (the "Required Shares") continuously for at least three (3) years (the "Minimum Holding Period") as of both the date the Notice of Proxy Access Nomination is received by the Secretary of the Corporation in accordance with this Section 2.15 and the record date for the determination of stockholders entitled to vote at the annual meeting, and must continue to own the Required Shares through the date of the annual meeting. For purposes of this Section 2.15, an Eligible Stockholder shall be deemed to "own" only those outstanding shares of common stock of the Corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder's or its affiliates' full right to vote or direct the voting of any such shares or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such

shares by such stockholder or affiliate, but not including any hedging across a broad multi-industry investment portfolio solely with respect to currency risk, interest-rate risk or, using a broad index-based hedge, equity risk. A stockholder shall "own" shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder's ownership of shares shall be deemed to continue during any period in which (i) the stockholder has loaned such shares, provided that the stockholder has the power to recall such loaned shares on five (5) business days' notice and includes in its Notice of Proxy Access Nomination an agreement that it (A) will promptly recall such loaned shares upon being notified that any of its Shareholder Nominees will be included in the Corporation's proxy materials and (B) will continue to hold such shares through the date of the annual meeting or (ii) the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the stockholder. The terms "owned," "owning" and other variations of the word "own" shall have correlative meanings. For purposes of this Section 2.15, the term "affiliate" or "affiliates" shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

(e) To be in proper written form for purposes of this Section 2.15, the Notice of Proxy Access Nomination must include or be accompanied by the following:

(i) a written statement by the Eligible Stockholder certifying as to the number of shares it owns and has owned (as defined in Section 2.15(d) hereof) continuously during the Minimum Holding Period;

(ii) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) days prior to the date the Notice of Proxy Access Nomination is received by the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder's agreement to provide to the Secretary of the Corporation (A) within ten (10) days after the record date for the determination of stockholders entitled to vote at the annual meeting, one or more written statements from the record holder and such intermediaries verifying the Eligible Stockholder's continuous ownership of the Required Shares through the record date and (B) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the annual meeting;

(iii) a copy of the Schedule 14N that has been or is concurrently being filed with the United States Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(iv) the information and consent that would be required to be set forth in a stockholder's notice of a nomination pursuant to Section 2.08 of these Bylaws, together with the written consent of each Stockholder Nominee to being named in the proxy statement as a nominee and to serving as a director, if elected;

(v) a representation that the Eligible Stockholder (A) will continue to hold the Required Shares through the date of the annual meeting, (B) acquired the

Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (C) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) it is nominating pursuant to this Section 2.15, (D) has not engaged and will not engage in, and has not and will not be a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any person as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (E) has not distributed and will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation, (F) has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting, and (G) has provided and will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(vi) an undertaking that the Eligible Stockholder agrees to (A) assume all liability resulting from any legal or regulatory violation arising out of the Eligible Stockholder's communications with the stockholders of the Corporation or relating to the information that the Eligible Stockholder provided to the Corporation, (B) indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.15 or any activity by the Eligible Stockholder in connection with any such nomination and (C) file with the Securities and Exchange Commission any solicitation or other communication with the stockholders of the Corporation relating to the meeting at which its Stockholder Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act;

(vii) in the case of a nomination by a group of stockholders together constituting an Eligible Stockholder, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the Corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 2.15 (including withdrawal of the nomination);

(viii) in the case of a nomination by a group of stockholders together constituting an Eligible Stockholder in which two or more funds under common management and sharing a common investment adviser are counted as one stockholder for purposes of qualifying as an Eligible Stockholder, documentation reasonably

satisfactory to the Corporation that demonstrates that the funds are under common management and share a common investment adviser;

(ix) information as necessary to permit the Board of Directors to determine that the Stockholder Nominee is independent under the applicable listing standards, any applicable rules of the Securities and Exchange Commission, the Corporate Governance Guidelines of the Corporation and any publicly disclosed standards used by the Board of Directors ("Independence Standards") to determine and disclose the independence of the Corporation's directors;

(x) a written representation and agreement, in the form provided by the Secretary of the Corporation, that the Stockholder Nominee will comply, in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, if elected as a director, with the Corporation's Corporate Governance Guidelines, corporate policies, corporate directives, and policies and guidelines regarding conflicts of interest, confidentiality, stock ownership and trading, any other codes of conduct, codes of ethics, policies and guidelines of the Corporation or any rules, regulations and listing standards, in each case as applicable to the Corporation's directors;

(xi) a written representation and agreement that the Stockholder Nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question, (2) any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director, in each case, unless the terms of such agreement, arrangement or understanding has been disclosed to the Corporation or (3) any voting commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law;

(xii) a description of all agreements, arrangements or understandings between the Eligible Stockholder and each Stockholder Nominee and any other person or persons, including the Stockholder Nominee, such beneficial owners and control persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Eligible Stockholder or that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act if the Eligible Stockholder making the nomination and any beneficial owner or control person on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the Stockholder Nominee were a director or executive officer of such registrant;

(xiii) any information as may be requested in a written questionnaire provided by the Secretary of the Corporation upon written request, with such completed questionnaire signed by the Stockholder Nominee; and

(xiv) an irrevocable letter of resignation signed by the Stockholder Nominee providing that such resignation shall become effective upon a determination by

the Board of Directors or any committee thereof that (1) the information provided to the Corporation with respect to such Stockholder Nominee pursuant to this Section 2.15(e) was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or (2) such Stockholder Nominee, or the Eligible Stockholder who nominated such Stockholder Nominee, failed to comply with any obligation owed to the Corporation or breached any representation made under or pursuant to these Bylaws.

(f) In addition to the information required pursuant to Section 2.15(e) or any other provision of these Bylaws, the Corporation may require (i) any proposed Stockholder Nominee to furnish any other information (x) that may reasonably be required by the Corporation to determine that the Stockholder Nominee would be independent under the Independence Standards, (y) that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such Stockholder Nominee or (z) that may reasonably be required by the Corporation to determine the eligibility of such Stockholder Nominee to serve as a director of the Corporation and (ii) the Eligible Stockholder to furnish any other information that may reasonably be required by the Corporation to verify the Eligible Stockholder's continuous ownership of the Required Shares for the Minimum Holding Period.

(g) The Eligible Stockholder may, at its option, provide to the Secretary of the Corporation, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed five hundred (500) words, in support of the Stockholder Nominee(s)' candidacy (a "Supporting Statement") for inclusion in the Corporation's proxy materials for the annual meeting. Only one Supporting Statement may be submitted by an Eligible Stockholder (including any group of stockholders together constituting an Eligible Stockholder) in support of its Stockholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 2.15, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes is materially false or misleading, omits to state any material fact, or would violate any applicable law or regulation.

(h) In the event any information or communications provided by an Eligible Stockholder or a Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect. In addition, any person providing any information to the Corporation pursuant to this Section 2.15 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the determination of stockholders entitled to vote at the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than ten (10) days after the record date for the determination of stockholders entitled to vote at the annual meeting.

(i) Notwithstanding anything to the contrary contained in this Section 2.15, the Corporation shall not be required to include, pursuant to this Section 2.15, a Stockholder Nominee in its proxy materials, or, if the proxy statement has already been filed, to allow the nomination of a Stockholder Nominee, notwithstanding that proxies in respect of such vote have been received by the

Corporation: (i) for any annual meeting of stockholders for which the Secretary of the Corporation receives notice (whether or not subsequently withdrawn) that the Eligible Stockholder or any other stockholder proposes to nominate one or more persons for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees set forth in Section 2.08, (ii) if the Eligible Stockholder who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any person as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (iii) who would not be an independent director under the Independence Standards, (iv) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal United States securities exchanges upon which the common stock of the Corporation is listed or traded, or any applicable state or federal law, rule or regulation, (v) who is or has been, within the three (3) years preceding the date on which the Notice of Proxy Access Nomination is delivered, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (vi) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the ten (10) years preceding the date on which the Notice of Proxy Access Nomination is delivered, (vii) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, (viii) if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided any information to the Corporation or its stockholders in respect of the nomination that was untrue in any material respect or that omitted to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, (ix) if such Stockholder Nominee or the applicable Eligible Stockholder otherwise breaches or fails to comply with any of the agreements or representations made by such Stockholder Nominee or Eligible Stockholder or fails to comply with its obligations under this Section 2.15, or (x) if the Eligible Stockholder ceases to be an Eligible Shareholder for any reason, including but not limited to not owning the Required Shares through the date of the annual meeting.

(j) Notwithstanding anything to the contrary set forth herein, if (i) a Stockholder Nominee or the applicable Eligible Stockholder breaches or fails to comply with any of its or their obligations, agreements or representations under this Section 2.15 or (ii) a Stockholder Nominee otherwise becomes ineligible for inclusion in the Corporation's proxy materials pursuant to this Section 2.15 or dies or otherwise becomes ineligible or unavailable for election at the annual meeting, (x) the Corporation may omit or, to the extent feasible, remove the information concerning such Stockholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its stockholders that such Stockholder Nominee will not be eligible for election at the annual meeting, (y) the Corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder, and (z) the Board of Directors or the chairperson of the annual meeting shall declare such nomination to be invalid and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation. In addition, if the Eligible Stockholder (or a representative thereof) does not appear at the annual meeting to present any nomination pursuant to this Section 2.15, such nomination shall be declared invalid and disregarded as provided in clause (z) above.

(k) Whenever the Eligible Stockholder consists of a group of stockholders (including two or more funds under common management and sharing a common investment adviser), (i) each provision in this Section 2.15 that requires the Eligible Stockholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other

conditions shall be deemed to require each stockholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate their shareholdings in order to meet the three percent (3%) ownership requirement of the "Required Shares" definition) and (ii) a breach of, or failure to comply with, any obligation, agreement or representation under this Section 2.15 by any member of such group shall be deemed a breach by the Eligible Stockholder. No person may be a member of more than one group of stockholders constituting an Eligible Stockholder with respect to any annual meeting.

(l) Any Stockholder Nominee who is included in the Corporation's proxy materials for a particular annual meeting of stockholders but withdraws from or becomes ineligible or unavailable for election at the annual meeting will be ineligible to be a Stockholder Nominee pursuant to this Section 2.15 for the next two (2) annual meetings of stockholders. For the avoidance of doubt, the immediately preceding sentence shall not prevent any stockholder from nominating any person to the Board of Directors pursuant to and in accordance with Section 2.08.

(m) The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.15 and Section 2.08 and to make any and all determinations necessary or advisable to apply such sections to any persons, facts or circumstances, including, without limitation, the power to determine (i) whether a person or group of persons qualifies as an Eligible Stockholder; (ii) whether outstanding shares of the Corporation's common stock are "owned" for the purposes of meeting the ownership requirements of this Section 2.15; (iii) whether a Notice of Proxy Access Nomination complies with the requirements of this Section 2.15; (iv) whether a person satisfies the qualifications and requirements imposed by this Section 2.15 to be a Stockholder Nominee; (v) whether the inclusion of the Required Information in the Corporation's proxy statement is consistent with all applicable laws, rules, regulations and listing standards; and (vi) whether any and all requirements of Section 2.08 and this Section 2.15 have been satisfied. Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

ARTICLE III

DIRECTORS

Section 3.01 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 3.02 Number. Except as otherwise fixed pursuant to the provisions of Section 2 of Article Fourth of the Certificate in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, the Board of Directors shall consist of not less than five or more than fifteen members, and the exact number of directors of the Corporation shall be fixed from time to time exclusively by a resolution duly adopted by the Board of Directors.

Section 3.03 Lead Independent Director. At any time the Chairperson of the Board of Directors is not independent as that term is defined under the then applicable rules and regulations of each national securities exchange upon which shares of the stock of the Corporation are listed for trading and of the Securities and Exchange Commission, the independent directors may designate

from among them a Lead Independent Director having the duties and responsibilities set forth in the applicable rules of each such national securities exchange and as otherwise determined by the Board of Directors from time to time.

Section 3.04 Election and Term of Office. Except as provided in Section 3.07 hereof and subject to the right to elect additional directors under specified circumstances which may be granted, pursuant to the provisions of Section 2 of Article Fourth of the Certificate, to the holders of any class or series of Preferred Stock, directors shall be elected by a plurality of the shares present and entitled to vote at the stockholders' annual meeting.

Section 3.05 Resignations. Any director may resign at any time by submitting a resignation to the Corporation in writing or by electronic transmission. Such resignation shall take effect at the time of its receipt by the Corporation unless such resignation is effective at a future time or upon the happening of a future event or events in which case it shall be effective at such time or upon the happening of such event or events. Unless the resignation provides otherwise, the acceptance of a resignation shall not be required to make it effective.

Section 3.06 Removal. Any director may be removed from office as set forth in the Certificate of Incorporation.

Section 3.07 Vacancies and Additional Directorships. Except as otherwise provided pursuant to Section 2 of Article Fourth of the Certificate in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next election of the class for which such director shall be chosen and until his successor shall be elected and qualified or until such director's death, resignation or removal, whichever first occurs. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.08 Meetings. Promptly after, and on the same day as, each annual election of directors by the stockholders, the Board of Directors shall, if a quorum be present, meet in a meeting (the "Organizational Meeting") to elect a Chairperson of the Board of Directors, elect a Lead Independent Directors, if any, appoint members of the standing committees of the Board of Directors, elect officers of the Corporation and conduct other business as appropriate. Additional notice of such meeting need not be given if such meeting is conducted promptly after the annual meeting to elect directors and if the meeting is held in the same location where the election of directors was conducted. Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall determine and as shall be publicized among all directors.

Directors may participate in regular or special meetings of the Board of Directors or any committee designated by the Board of Directors by means of conference telephone or other communications equipment by means of which all other persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.09 Notice of Meetings. A notice of each regular meeting of the Board of Directors shall not be required. A special meeting of the Board of Directors may be called by the Chairperson

of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office and shall be held at such place, if any, on such date and at such time as the person or persons calling such meeting may fix. Notice of special meetings shall be either (i) mailed to each director at least 5 days before the meeting, addressed to the director's usual place of business or to his or her residence address or to an address specifically designated by the director or (ii) given by telephone, telegraph, telex, facsimile or electronic transmission not less than 24 hours before the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting, unless otherwise required by law. Unless otherwise indicated in the notice of a meeting, any and all business may be transacted at a meeting of the Board of Directors. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting, and attendance of any director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice or waiver by electronic transmission, unless required by the Certificate.

Section 3.10 Action without Meeting. Unless otherwise restricted by the Certificate, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, or by electronic transmission and such writing or writings or electronic transmission are filed with the minutes of the proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.11 Quorum. Except as otherwise provided by law, the Certificate or these Bylaws, at all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. "Whole Board" means the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. In the absence of a quorum, the directors present, by majority vote and without notice or waiver thereof, may adjourn the meeting to another date, place, if any, and time. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 3.12 Votes Required. Except as otherwise required by applicable law, the Certificate or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.13 Place and Conduct of Meetings. Other than the Organizational Meeting, each meeting of the Board of Directors shall be held at the location determined by the person or persons calling such meeting. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine. The chairperson of any regular or special meeting shall be the Chairperson of the Board of Directors, or in the absence of the Chairperson a person designated by the Board of Directors. The Secretary, or in the absence of the Secretary a person designated by the chairperson of the meeting, shall act as secretary of the meeting.

Section 3.14 Fees and Compensation. Directors shall be paid such compensation as may be fixed from time to time by resolutions of the Board of Directors. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such

basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

Section 3.15 Committees of the Board of Directors. The Board of Directors may, by resolution, from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 3.16 Meetings of Committees. Each committee of the Board of Directors shall fix its own rules of procedure and shall act in accordance therewith, except as otherwise provided herein or required by applicable law and any resolutions of the Board of Directors governing such committee. A majority of the members of each committee shall constitute a quorum thereof, except that when a committee consists of one or two members then one member shall constitute a quorum.

Section 3.17 Subcommittees. Unless otherwise provided in the Certificate or the resolutions of the Board of Directors establishing a committee, or in the charter of a committee, a committee may create one or more subcommittees, which consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV

OFFICERS

Section 4.01 Designation, Election and Term of Office. The Corporation shall have a Chief Executive Officer, a Secretary and a Treasurer and such other officers as the Board of Directors deems appropriate, including to the extent deemed appropriate by the Board of Directors, a President, a Chief Financial Officer, a General Counsel and one more Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. These officers shall be elected annually by the Board of Directors at the Organizational Meeting immediately following the annual meeting of stockholders and each such officer shall hold office until a successor is elected or until his or her earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for an unexpired portion of the term by the Board of Directors at any meeting thereof. The Chief Executive Officer may, by a writing filed with the Secretary, designate titles for employees and agents, as, from time to time, may appear necessary or advisable in the conduct of the affairs of the Corporation and, in the same manner, terminate or change such titles.

Section 4.02 Chairperson of the Board of Directors. The Board of Directors shall designate the Chairperson of the Board of Directors from among its members. The Chairperson of

the Board of Directors shall preside at all meetings of the Board of Directors, and shall perform such other duties as shall be delegated to him or her by the Board of Directors.

Section 4.03 Chief Executive Officer. Subject to the direction of the Board of Directors, the Chief Executive Officer shall be responsible for the general supervision, direction and control of the business and affairs of the Corporation.

Section 4.04 President. The President shall perform such duties and have such responsibilities as may from time to time be delegated or assigned to him or her by the Board of Directors or the Chief Executive Officer.

Section 4.05 Chief Financial Officer. The Chief Financial Officer of the Corporation shall be responsible to the Chief Executive Officer for the management and supervision of all financial matters and to provide for the financial growth and stability of the Corporation. The Chief Financial Officer shall also perform such additional duties as may be assigned to the Chief Financial Officer from time to time by the Board of Directors or the Chief Executive Officer.

Section 4.06 General Counsel. The General Counsel of the Corporation shall be responsible to the Chief Executive Officer for the management and supervision of all legal matters. The General Counsel shall also perform such additional duties as may be assigned to the General Counsel from time to time by the Board of Directors or the Chief Executive Officer.

Section 4.07 Secretary. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committee meetings. The Secretary shall be the custodian of the corporate seal and shall affix it to all documents that the Secretary is authorized by law or the Board of Directors to sign and seal. The Secretary also shall perform such other duties as may be assigned to the Secretary from time to time by the Board of Directors or the Chief Executive Officer.

Section 4.08 Treasurer. The Treasurer shall be accountable to the Chief Financial Officer, and shall perform such duties as may be assigned to the Treasurer from time to time by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the Senior Vice President, Finance.

Section 4.09 Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. Executive vice presidents, senior vice presidents, vice presidents and other officers of the Corporation that are elected by the Board of Directors shall perform such duties as may be assigned to them from time to time by the Chief Executive Officer.

Section 4.10 Appointed Officers. The Board of Directors or the Chief Executive Officer may appoint one or more Corporate Staff Vice Presidents, officers of groups or divisions or assistant secretaries, assistant treasurers and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the Board of Directors or the Chief Executive Officer.

Section 4.11 Absence or Disability of an Officer. In the case of the absence or disability of an officer of the Corporation, the Board of Directors, or any officer designated by it, or the Chief Executive Officer may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

Section 4.12 Officers Holding Two or More Offices. The same person may hold any two or more of the above-mentioned offices except that the Secretary shall not be the same person as the Chief Executive Officer or the President.

Section 4.13 Compensation. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation and to delegate such power to a committee of the Board of Directors.

Section 4.14 Resignations. Any officer may resign at any time by submitting a resignation to the Corporation in writing or by electronic transmission. Any such resignation shall take effect at the time of receipt by the Corporation unless such resignation is effective at a future time or upon the happening of a future event or events, in which case it shall be effective at such time or upon the happening of such event or events. Unless the resignation provides otherwise, the acceptance of a resignation shall not be required to make it effective.

Section 4.15 Removal. The Board of Directors may remove any elected officer of the Corporation, with or without cause. Any appointed officer of the Corporation may be removed, with or without cause, by the Chief Executive Officer or the Board of Directors.

Section 4.16 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer, employee or agent, notwithstanding any provisions hereof.

ARTICLE V

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 5.01 Right to Indemnification. Each person who was or is made a party, or is threatened to be made a party, to any actual or threatened action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that (i) he or she is or was a director or officer of the Corporation or (ii) he or she is or was serving at the request of the Board of Directors or an executive officer (as such term is defined in Section 16 of the Exchange Act) of the Corporation as a director, officer, manager, trustee, fiduciary, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee") shall be indemnified and held harmless by the Corporation to the fullest extent authorized by law, including but not limited to the DGCL, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith. The right to indemnification provided by this Article shall apply whether or not the basis of such proceeding is alleged action in an official capacity as such director or officer or in any other capacity while serving as such director or officer. Notwithstanding anything in this Section 5.01 to the contrary, except as provided in Section 5.03 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. Any director or officer of the Corporation serving, in any capacity, and any other person serving as director, officer, manager, trustee, fiduciary, employee or agent, of (i) another organization

of which a majority of the outstanding voting securities representing the present right to vote for the election of directors or equivalent persons is owned directly or indirectly by the Corporation, or (ii) any employee benefit plan of the Corporation or of any organization referred to in clause (i), shall be deemed to be doing so at the request of the Board of Directors.

Section 5.02 Advancement of Expenses. The right to indemnification conferred in Section 5.01 shall include the right to have the expenses incurred in defending or preparing for any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses") paid by the Corporation; provided, however, that, if (x) in the case of a director or officer, the DGCL requires, or (y) in the case of any other person entitled to indemnification under Section 5.01, the Board of Directors otherwise deems it appropriate, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is to be rendered by such director or officer, including, without limitation, service to an employee benefit plan) or an advancement of expenses to such other person, respectively, shall be made only upon delivery to the Corporation of an undertaking containing such terms and conditions, including the requirement of security (if any), as the Board of Directors deems appropriate (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise. The Corporation shall not be obligated to advance fees and expenses to a director, an officer, or any other person in connection with a proceeding instituted by the Corporation against such person.

Section 5.03 Right of Indemnitee to Bring Suit. If a claim under Section 5.01 or 5.02 is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses under Section 5.02, in which case the applicable period shall be 30 calendar days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification or advancement, shall be a defense to the action or create a presumption that the indemnitee is not entitled to indemnification or advancement. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

Section 5.04 Nonexclusivity of Rights.

(a) The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any law, provisions of the Certificate, Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

(b) The Corporation may maintain insurance, at its expense, to protect itself and any past or present director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

(c) The Corporation may without reference to Sections 5.01 through 5.04 (a) and (b) hereof, pay the expenses, including attorneys' fees, incurred by any director, officer, employee or agent of the Corporation who is subpoenaed, interviewed or deposed as a witness or otherwise incurs expenses in connection with any civil, arbitration, criminal or administrative proceeding or governmental or internal investigation to which the Corporation is a party, target, or potentially a party or target, or of any such individual who appears as a witness at any trial, proceeding or hearing to which the Corporation is a party, if the Corporation determines that such payments will benefit the Corporation and if, at the time such expenses are incurred by such individual and paid by the Corporation, such individual is not a party, and is not threatened to be made a party, to such proceeding or investigation.

Section 5.05 Additional Indemnification of Employees and Agents of the Corporation. The Corporation may grant additional rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent permitted by the law. The Corporation may, by action of its Board of Directors, authorize one or more officers to grant rights of indemnification or the advancement of expenses to employees or agents of the Corporation on such terms and conditions as the officers deem appropriate.

Section 5.06 Nature of Rights. The rights conferred upon indemnitees in this Article V (i) shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officerof the Corporation or a director, officer, manager, trustee, fiduciary, employee or agent of another entity, and shall inure to the benefit of the indemnitee's heirs, executors and administrators, and (ii) are intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof. Any amendment, alteration or repeal of this Article V that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE VI

STOCK

Section 6.01 Shares of Stock. The Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the capital stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate

until such certificate is surrendered to the Corporation (or, if such certificate has been lost, stolen or destroyed, the procedures required by the Corporation in Section 6.07 shall have been followed). To the extent shares of capital stock are represented by certificates, such certificates shall be signed by the Chairperson of the Board of Directors, the President or a vice president, together with the Secretary or assistant secretary, or the Treasurer or assistant treasurer. Any or all of the signatures on any certificate may be facsimile. A stockholder that holds a certificate representing shares of any class or series of the capital stock of the Corporation for which the Board of Directors has authorized uncertificated shares may request that the Corporation cancel such certificate and issue such shares in an uncertificated form, provided that the Corporation shall not be obligated to issue any uncertificated shares of capital stock to such stockholder until such certificate representing such shares of capital stock shall have been surrendered to the Corporation (or, if such certificate has been lost, stolen or destroyed, the procedures required by the Corporation in Section 6.07 shall have been followed).

With respect to certificated shares of capital stock, the Secretary or an assistant secretary of the Corporation or the transfer agent thereof shall mark every certificate exchanged, returned or surrendered to the Corporation with "Cancelled" and the date of cancellation.

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 6.04 or Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. In the case of uncertificated shares, within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section, Sections 6.02(b), 6.04 and 6.05 of these Bylaws and Sections 156, 202(a) and 218(a) of the DGCL, or with respect to this section and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.02 Issuance of Stock; Lawful Consideration.

(a) Shares of stock may be issued for such consideration, having a value not less than the par value thereof, as determined from time to time by the Board of Directors. Treasury shares may be disposed of by the Corporation for such consideration as may be determined from time to time by the Board of Directors. The consideration for subscriptions to, or the purchase of, the capital stock to be

issued by the Corporation shall be paid in such form and in such manner as the Board of Directors shall determine. The Board of Directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the Corporation, or any combination thereof. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the Corporation of such consideration; provided, however, nothing contained herein shall prevent the Board of Directors from issuing partly paid shares in accordance with Section 6.02(b) and Section 156 of the DGCL.

(b) The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

Section 6.03 Transfer Agents and Registrars. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

Section 6.04 Restrictions on Transfer and Ownership of Securities. A written restriction or restrictions on the transfer or registration of transfer of a security of the Corporation, or on the amount of the Corporation's securities that may be owned by any person or group of persons, if permitted by Section 202 of the DGCL and noted conspicuously on the certificate or certificates representing the security or securities so restricted or, in the case of uncertificated shares, contained in the notice or notices sent pursuant to Section 6.02 of these Bylaws and Section 151(f) of the DGCL, may be enforced against the holder of the restricted security or securities or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate or certificates representing the security or securities so restricted or, in the case of uncertificated shares, contained in the notice or notices sent pursuant to Section 6.02 of these Bylaws and Sections 151(f) of the DGCL, a restriction, even though permitted by Section 202 of the DGCL, is ineffective except against a person with actual knowledge of the restriction.

Section 6.05 Voting Trusts and Voting Agreements. One stockholder or two or more stockholders may by agreement in writing deposit capital stock of the Corporation of an original issue with or transfer capital stock of the Corporation to any person or persons, or entity or entities authorized to act as trustee, for the purpose of vesting in such person or persons, entity or entities, who may be designated voting trustee, or voting trustees, the right to vote thereon for any period of time determined by such agreement, upon the terms and conditions stated in such agreement. The agreement may contain any other lawful provisions not inconsistent with such purpose. After the filing of a copy of the agreement in the registered office of the Corporation in the State of Delaware, which copy shall be open to the inspection of any stockholder of the Corporation or any beneficiary of the trust under the agreement daily during business hours, certificates of stock or uncertificated stock shall be issued to the voting trustee or trustees to represent any stock of an original issue so deposited with such voting trustee or trustees, and any certificates of stock or uncertificated stock so

transferred to the voting trustee or trustees shall be surrendered and cancelled and new certificates or uncertificated stock shall be issued therefor to the voting trustee or trustees. In the certificate so issued, if any, it shall be stated that it is issued pursuant to such agreement, and that fact shall also be stated in the stock ledger of the Corporation. The voting trustee or trustees may vote the stock so issued or transferred during the period specified in the agreement. Stock standing in the name of the voting trustee or trustees may be voted either in person or by proxy, and in voting the stock, the voting trustee or trustees shall incur no responsibility as stockholder, trustee or otherwise, except for their own individual malfeasance. In any case where two or more persons or entities are designated as voting trustees, and the right and method of voting any stock standing in their names at any meeting of the Corporation are not fixed by the agreement appointing the trustees, the right to vote the stock and the manner of voting it at the meeting shall be determined by a majority of the trustees, or if they be equally divided as to the right and manner of voting the stock in any particular case, the vote of the stock in such case shall be divided equally among the trustees.

Section 6.06 Transfer of Shares. Registration of transfer of shares of stock of the Corporation may be effected on the books of the Corporation in the following manner:

(a) ***Certificated Shares***. In the case of certificated shares, upon authorization by the registered holder of share certificates representing such shares of stock, or by his attorney authorized by a power of attorney duly executed and filed with the Secretary or with a designated transfer agent or transfer clerk, and upon surrender to the Corporation or any transfer agent of the corporation of the certificate being transferred, which certificate shall be properly and fully endorsed or accompanied by a duly executed stock transfer power, and otherwise in proper form for transfer, and the payment of all transfer taxes thereon. Whenever a certificate is endorsed by or accompanied by a stock power executed by someone other than the person or persons named in the certificate, evidence of authority to transfer shall also be submitted with the certificate. Notwithstanding the foregoing, such surrender, proper form for transfer or payment of taxes shall not be required in any case in which the officers of the Corporation determine to waive such requirement.

(b) ***Uncertificated Shares***. In the case of uncertificated shares of stock, upon receipt of proper and duly executed transfer instructions from the registered holder of such shares, or by his attorney authorized by a power of attorney duly executed and filed with the Secretary or with a designated transfer agent or transfer clerk, the payment of all transfer taxes thereon, and compliance with appropriate procedures for transferring shares in uncertificated form. Whenever such transfer instructions are executed by someone other than the person or persons named in the books of the Corporation as the holder thereof, evidence of authority to transfer shall also be submitted with such transfer instructions. Notwithstanding the foregoing, such payment of taxes or compliance shall not be required in any case in which the officers of the Corporation determine to waive such requirement.

No transfer of shares of capital stock shall be made on the books of this Corporation if such transfer is in violation of a lawful restriction noted conspicuously on the certificate. No transfer of shares of capital stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.07 Lost, Stolen or Destroyed Share Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged

loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares; but the Corporation, in its discretion, may refuse to issue a new certificate of stock unless the Corporation is ordered to do so by a court of competent jurisdiction.

Section 6.08 Stock Ledgers. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

Section 6.09 Record Dates. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determining the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determining the stockholders entitled to vote at such adjourned meeting in accordance with the foregoing provisions of this Section 6.09 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE VII

SUNDRY PROVISIONS

Section 7.01 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.

Section 7.02 Seal. The seal of the Corporation shall bear the name of the Corporation and the words "Delaware" and "Incorporated August 4, 2010."

Section 7.03 Voting of Stock in Other Corporations. Any shares of stock in other corporations or associations, which may from time to time be held by the Corporation, may be represented and voted in person or by proxy, at any of the stockholders' meetings thereof by the Chief Executive Officer or the designee of the Chief Executive Officer. The Board of Directors, however, may by resolution appoint some other person or persons to vote such shares, in which case such person or persons shall be entitled to vote such shares.

Section 7.04 Amendments. These Bylaws may be adopted, repealed, rescinded, altered or amended only as provided in Articles Fifth and Sixth of the Certificate.

Section 7.05 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records under the DGCL.

As amended, January 28, 2016.

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 29, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 8 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

The company bylaw revision, which was promised in January 2016, in effect excludes retail shareholders. The company does not claim that there is a sound public policy reason to exclude retail shareholder participation in proxy access.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 23, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 7 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

In the no action process the burden of proof is on the company. Yet the company provides no information on the percentage of company shares held for 3 continuous years by its top 20 shareholders. Furthermore the company provides no evidence of how likely its top 20 shareholders are to join a proxy access effort based on their previous corporate governance activism.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 22, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 6 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

I stand corrected on the yet to be adopted provision of HII's bylaws limiting the number of shareholder nominated board candidates.

However, I assert I am correct with respect to our interpretation of the no-action issued to GE on proxy access. GE could claim substantial implementation, since Mr. Mahar was silent with regard to possible limitations on the number of shareholders forming a group. The phrase "or a group thereof" does not imply an unlimited group. Black's Law Dictionary defines group in pertinent part as, "Two or more of something with some type of commonality." As the cases cited previously indicate, companies are free to choose a number and claim substantial implementation when the proposal fails to specify: Borders Group, Inc. (Mar. 11, 2008) (no specific percentage contained in proposal; company selected 25%); Allegheny Energy, Inc. (Feb. 19, 2008) (no percentage stated in proposal; company selected 25%).

There is an infinite difference between "an unrestricted number of shareholders forming a group" and the proposed limit of twenty.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 21, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 5 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

Attached is evidence of the company seeking to gain unfair advantage in the no process. The company emailed its January 14, 2016 letter to the Office of Chief Counsel. Then it snail mailed a copy to the proponent which translated into January 20, 2016 delivery – 6 days later.

Unfortunately this is an unfair practice that proponents contend with too frequently.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

Huntington
Ingalls
Industries

ashington Avenue
t News, VA 23607

UNITED STATES POSTAGE
PITNEY BOWES
02 1R
0006561465
$ 00.48
JAN 15 20
MAILED FROM ZIP CODE 236

Mr. John Chevedden

*** FISMA & OMB Memorandum M-07-16 ***

9027832453 C011

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 20, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 4 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

The company proxy access could be subtitled:
Proxy access for 20 big shareholders who can ignore their fiduciary duty and hold on to their big holdings as the stock price tanks.

Limiting proxy access to 20 big shareholders could potentially cause proxy access to self-destruct. It would seem that the greatest incentive for proxy access is when a company is underperforming. But at such a time big investors would have an incentive, and potentially a fiduciary duty, to sell their holdings.

Thus with a limit of 20 shareholders, the incentive to initiate proxy access is counterbalanced by many big investors reducing their holdings and thus being unqualified to be part of a big 20 proxy access effort.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 19, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 3 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

The company proxy access could be subtitled:
Proxy access for 20 large shareholders who can ignore their fiduciary duty and hold on to their big holdings as the stock price tanks.

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 17, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 2 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

The company says that at the most only 20 shareholders must own 3% of company stock. These 20 shareholder are further restricted because they must have held their 3% of company stock for 3 continuous years.

There is no company analysis of the difficulty of assembling the 3% for 3-years from only 20 shareholders vs. from an unlimited number of shareholders.

The company does not claim that the Securities and Exchange Commission ever envisioned that only 20 shareholders of a company could participate in proxy access.

If limiting the number participating shareholders makes no material difference – then why set the limit at such a low number when the company has at least 10s of thousands of shareholders?

This is to request that the Securities and Exchange Commission allow this resolution to stand and be voted upon in the 2016 proxy.

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

Huntington Ingalls Industries

January 14, 2016

By Electronic Mail (shareholderproposals@sec.gov)

Office of Chief Counsel
Division of Corporation Finance
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

**Re: Huntington Ingalls Industries, Inc. 2016 Annual Meeting
Omission of Shareholder Proposal of John Chevedden**

Ladies and Gentlemen:

We refer you to our letter, dated December 18, 2015 (our "No-Action Request"), requesting confirmation that the Staff will not recommend enforcement action if Huntington Ingalls Industries, Inc. (the "Company", "HII" or "we") omits the Shareholder Proposal described in our No-Action Request from the proxy materials to be distributed in connection with the Company's 2016 Annual Meeting. Capitalized terms used in this letter have the meanings provided in our No-Action Request. This letter is written in response to the Proponent's letter to the Staff dated January 11, 2016 (the "January 11 Letter").

The Proponent's key assertions in his January 11 Letter are factually incorrect. In his January 11 Letter, the Proponent mistakenly describes the HII Proxy Access Bylaws as limiting the number of shareholder-nominated candidates to "20% of the directors in office or two, whichever is greater." However, as we described in our No-Action Request, the HII Proxy Access Bylaws will permit the nomination of the greater of two (2) directors or one quarter (25%) of the number of directors then in office, which is precisely what the Proponent requests in his Shareholder Proposal.

Likewise, the Proponent incorrectly asserts that the Staff's decision in *General Electric Company* (avail. Mar. 3, 2015) is "substantially different" from what we have requested in our No-Action Request on the basis that the Proponent's Shareholder Proposal refers to nominations by a shareholder "or an unrestricted number of shareholders forming a group". To the contrary, the proposal at issue in *General Electric Company* was substantively the same as the Proponent's Shareholder Proposal, and the Staff's determination in *General Electric Company* is directly on point.

The shareholder proposal submitted to General Electric Company ("GE") related to proxy access nomination "by a shareholder or group thereof." The use of the term "group" in the GE shareholder proposal without any modifier or limitations whatsoever means, on its face, a proposal that would allow nominations by a group of stockholders without any limitation or restriction on the number of stockholders that may be in the group, which is identical substantively to the Proponent's Shareholder Proposal.

Notwithstanding the broad language in the GE shareholder proposal providing for proxy access nomination "by a shareholder or group thereof" without limitation, the Staff granted no-action relief when GE implemented proxy access, limiting the size of the shareholder group to 20 shareowners. The HII Proxy Access Bylaws will include this same limit of 20 stockholders. Accordingly, we believe that our position in our No-Action Request is supported by the Staff's decision in the GE letter.

As noted in our No-Action Request, management of the Company has recommended that the Board adopt the HII Proxy Access Bylaws, and we confirm that the Board is expected to formally adopt the HII Proxy Access Bylaws in January 2016. We will supplement our No-Action Request immediately following the Board's approval of the HII Proxy Access Bylaws to confirm the adoption of the HII Proxy Access Bylaws and provide the full text of such bylaws.

Please do not hesitate to contact me at (757) 534-2727 if you require any additional information relating to this matter.

Sincerely,

Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary

cc: Mr. John Chevedden

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

January 11, 2016

Office of Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

 # 1 Rule 14a-8 Proposal
Huntington Ingalls Industries, Inc. (HII)
Proxy Access
John Chevedden

Ladies and Gentlemen:

This is in regard to the December 18, 2015 no-action request.

In permitting the exclusion of proposals, Rule 14a-8 imposes the burden of proof on companies. See Rule 14a-8(g), 17 CFR 240.14a-8(g). Companies seeking to establish the availability of subsection (i)(10), therefore, have the burden of showing both the insubstantiality of any revisions made to the shareholder proposal and the actual implementation of the company alternative.[1]

Where the shareholder specifies a range of percentages (10% to 25%), the staff has generally agreed the company "substantially" implements the proposal when it selects a percentage within the range, even if at the upper end.[2] Likewise the staff has found

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[1] The exclusion originally applied to proposals deemed moot. See Exchange Act Release No. 12999 (Nov. 22, 1976) (noting that mootness "has not been formally stated in Rule 14a- 8 in the past but which has informally been deemed to exist."). In 1983, the Commission determined that a proposal would be "moot" if substantially implemented. Exchange Act Release No. 20091 (August 16, 1983) ("The Commission proposed an interpretative change to permit the omission of proposals that have been 'substantially implemented by the issuer.' While the new interpretative position will add more subjectivity to the application of the provision, the Commission has determined that the previous formalistic application of this provision defeated its purpose."). The rule was changed to reflect this administrative interpretation in 1997. See Exchange Act Release No. 39093 (Sept. 18, 1997) (proposing to alter standard of mootness to "substantially implemented").

[2] In cases where the staff allowed for the exclusion of a proposal, the shareholder proposal provided a range of applicable percentages and the company selected a percentage within the range. See Citigroup Inc. (Feb. 12, 2008) (range of 10% to 25%; company selected 25%); Hewlett-Packard Co. (Dec. 11, 2007) (range of 25% or less; company selected 25 %). In General Dynamics, the proposal sought a bylaw that would permit shareholders owning 10% of the voting shares to call a special meeting. The management bylaw provided that special meetings could be

substantial implementation when the shareholder proposal includes no percentage[3] or merely "favors" a particular percentage.[4]

Huntington Ingalls cites a recent no-action request letter submitted by the General Electric Company." See *General Electric Company* (GE), available March 3, 2015. However, the cases are substantially different.

The proposal from Mr. Mahar to GE was silent with regard to any limitation on the number of shareholders in a group and it requested shareholders be able to nominate only 20% of the directors. In contrast, my proposal explicitly specifies the number of shareholders forming a group is to be "unrestricted" and that shareholders be entitled to nominate 25% of the directors or two, whichever is greater.

GE could claim substantial implementation, since Mr. Mahar was silent with regard to possible limitations on the number of shareholders forming a group and his request for a 20% threshold for nominees was met.

Huntington Ingalls has not even implemented a proxy access bylaw and could not claim substantial implementation on either point even if they had, given their discussion. There is a huge difference between the number 20 and the number infinity. Twenty does not represent substantial implementation and picking a number that substantially differs from that specified by the proponent deviates significantly from prior staff decisions cited in footnote 2 above.

With regard the number of nominees: Huntington Ingalls' proposes to limit the number of shareholder-nominated candidates to 20% of the directors in office or two, whichever is greater, whereas my proposal is for one-quarter of the directors then serving or two, whichever is greater.

Huntington Ingalls makes no attempt whatsoever to show the insubstantiality of the differences between the differences in what the board adopted and my proposal, even though they bear the burden of proving insubstantiality. Obviously, there is infinite difference between limiting shareholder groups to 20, instead of an unlimited number. Instead, Huntington Ingalls blindly asserts "even though the HII Proxy Access Bylaws limit the number of stockholders who comprise a 'group' for purposes of proxy access to twenty (20), rather than the 'unrestricted' number of stockholders who may for a group

---

called by a single 10% shareholder or a group of shareholders holding 25%. As a result, the provision implemented the proposal for a single shareholder but "differ[ed] regarding the minimum ownership required for a group of stockholders." General Dynamics Corp. (Feb. 6, 2009).

[3] Borders Group, Inc. (Mar. 11, 2008) (no specific percentage contained in proposal; company selected 25%); Allegheny Energy, Inc. (Feb. 19, 2008) (no percentage stated in proposal; company selected 25%).

[4] Johnson & Johnson (Feb. 19, 2009) (allowing for exclusion where company adopted bylaw setting percentage at 25% and where proposal called for a "reasonable percentage" to call a special meeting and stating that proposal "favors 10%"); 3M Co. (Feb. 27, 2008) (same).

under the Shareholder Proposal, the Company does not believe this change meaningfully or materially impacts the ability of stockholders to access the Company's proxy statement for purposes of nominating potential director candidates." Such an assertion, which defies logic, does not meet the burden of proof required by Rule 14a-8(g).

The board of Huntington Ingalls currently consists of 9 directors. Under both my proposal and that under consideration by the board, shareholders would be entitled to nominate 2 directors. However, the board could easily raise the number of board members to 12. If that occurred, the possible number of access candidates would rise to 3, whereas under the terms of the board's proxy access bylaw shareholders would still only be entitled to nominate 2 directors. The number 3 is 50% larger than the number 2, a substantial difference. Huntington Ingalls' bylaws do not represent substantial implementation (even if they were in place) and again deviate significantly from how prior staff decisions cited in footnote 2 above were decided.

There are additional significant differences between my proposal and the contemplated Huntington Ingalls bylaws. However, based on the facts with regard to the above provisions alone, Huntington Ingalls has clearly *not* substantially implemented my proposal on shareholder proxy access and should not be granted a no-action letter pursuant to Rule 14a-8(i)(10).

Sincerely,

John Chevedden

cc: Charles R. Monroe, Jr. <Charles.Monroe@hii-co.com>

[HII – Rule 14a-8 Proposal, November 2, 2015]
Proposal [4] - Shareholder Proxy Access

RESOLVED: Shareholders ask our board of directors to adopt, and present for shareholder approval, a "proxy access" bylaw as follows:

Require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the "Nominator") that meets the criteria established below.

Allow shareholders to vote on such nominee on the Company's proxy card.

The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a) have beneficially owned 3% or more of the Company's outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the "Disclosure"); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company's proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the "Statement"). The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit. No additional restrictions that do not apply to other board nominees should be placed on these nominations or re-nominations.

The Security and Exchange Commission's universal proxy access Rule 14a-11 was unfortunately vacated by 2011 a court decision. Therefore, proxy access rights must be established on a company-by-company basis.

Subsequently, *Proxy Access in the United States: Revisiting the Proposed SEC Rule*), a cost-benefit analysis by the CFA Institute (Chartered Financial Analyst), found proxy access would "benefit both the markets and corporate boardrooms, with little cost or disruption," raising US market capitalization by up to $140 billion.

Please vote to enhance shareholder value:

Shareholder Proxy Access – Proposal [4]

Huntington
Ingalls
Industries

December 18, 2015

By Electronic Mail (shareholderproposals@sec.gov)

Office of Chief Counsel
Division of Corporation Finance
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Huntington Ingalls Industries, Inc. 2016 Annual Meeting
Omission of Shareholder Proposal of John Chevedden

Ladies and Gentlemen:

Pursuant to Rule 14a-8(j) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Huntington Ingalls Industries, Inc. (the "Company," "HII" or "we") requests confirmation that the Staff of the Division of Corporation Finance (the "Staff") of the Securities and Exchange Commission (the "Commission") will not recommend enforcement action if we omit the shareholder proposal (the "Shareholder Proposal") described below submitted by John Chevedden (the "Proponent") from the proxy materials (the "2016 Proxy Materials") to be distributed in connection with the Company's 2016 annual meeting of stockholders (the "2016 Annual Meeting").

The Company intends to hold the 2016 Annual Meeting on or about April 29, 2016, and to file its definitive proxy materials for the annual meeting with the Commission on or about March 17, 2016. In accordance with the requirements of Rule 14a-8(j), this letter has been filed not later than 80 calendar days before the Company intends to file the definitive proxy materials.

This request is being submitted by electronic mail. A copy of this letter and its exhibits are also being sent to the Proponent as notice of the Company's intent to omit the Shareholder Proposal from the 2016 Proxy Materials. Rule 14a-8(k) and Staff Legal Bulletin No. 14D (Nov. 7, 2008) provide that shareholder proponents are required to send companies a copy of any correspondence that the shareholder proponents elect to submit to the Commission or the Staff. Accordingly, if the Proponent elects to submit additional correspondence to the Commission or the Staff with respect to the Shareholder Proposal, a copy of that correspondence should concurrently be furnished to the undersigned on behalf of the Company.

Summary

We respectfully submit that HII may exclude the Shareholder Proposal from its 2016 Proxy Materials under Rule 14a-8(i)(10) as "substantially implemented" for the reasons discussed below.

The Shareholder Proposal

The Shareholder Proposal requests that the HII Board of Directors (the "Board") amend HII's bylaws to adopt, and present for stockholder approval, a "proxy access" bylaw that would require the Company to include in its proxy materials director nominees proposed by a stockholder (if such stockholder meets certain requirements set forth in the Shareholder Proposal). The Shareholder Proposal would allow a stockholder or an unrestricted number of stockholders forming a group who have beneficially owned 3% or more of the Company's outstanding common stock continuously for at least three (3) years to nominate for election to the Board up to two (2) director candidates or one quarter (25%) of the number of directors then serving, whichever is greater. A complete copy of the Shareholder Proposal, its supporting statement and the Proponent's related correspondence is attached to this letter as **Exhibit A**.

HII Proxy Access Bylaw Amendment

Management of the Company has recommended that the Board adopt an amendment to HII's bylaws to permit a group of up to twenty (20) stockholders beneficially owning 3% or more of the Company's outstanding common stock continuously for at least three (3) years to nominate up to two (2) candidates or one quarter (25%) of the number of directors then serving, whichever is greater, to serve on the Board (the "HII Proxy Access Bylaws"). The Board is expected to formally adopt the HII Proxy Access Bylaws in January 2016. We will supplement this request immediately following the Board's approval of the HII Proxy Access Bylaws and will at that time confirm the adoption of the HII ProxyAccess Bylaws and provide the full text of such bylaws.

Basis for Exclusion—Rule 14a-8(i)(10)

The HII Proxy Access Bylaws will address the essential objectives of the Shareholder Proposal by providing a meaningful and usable proxy access procedure under which a group of up to twenty (20) stockholders beneficially owning 3% or more of the Company's outstanding common stock continuously for at least three (3) years may nominate up to two (2) candidates or one quarter (25%) of the number of directors then serving, whichever is greater, to serve on the Board.

A. Rule 14a-(8)(i)(10) Background

Rule 14a-8(i)(10) permits a company to exclude a stockholder proposal from its proxy materials if the company has substantially implemented the proposal. The Commission stated in 1976 that the predecessor to Rule 14a-8(i)(10) was "designed to avoid the possibility of shareholders having to consider matters which already have been favorably acted upon by the management." Exchange Act Release No. 12598 (July 7, 1976). Originally, the Staff narrowly interpreted this predecessor rule and granted no-action relief only when proposals were "'fully' effected" by the company. *See* Exchange Act Release No. 19135 (Oct. 14, 1982). By 1983, the Commission recognized that the "previous formalistic application of [the Rule] defeated its purpose" because proponents were successfully convincing the Staff to deny no-action relief by submitting proposals that differed from existing company policy by

only a few words. Exchange Act Release No. 20091, at §II.E.6 (Aug. 16, 1983) (the "1983 Release"). Therefore, in 1983, the Commission adopted a revised interpretation of the rule to permit the omission of proposals that had been " substantially implemented," 1983 Release, and the Commission codified this revised interpretation in Exchange Act Release No. 40018 at n.30 (May 21, 1998) (the "1998 Release"). Thus, when a company can demonstrate that it already has taken actions to address the underlying concerns and essential objectives of a stockholder proposal, the Staff has concurred that the proposal has been "substantially implemented" and may be excluded as moot. *See, e.g., General Electric Company* (avail. March 3, 2015); *Exxon Mobil Corp. (Burt)* (avail. March 23, 2009); *Anheuser-Busch Companies, Inc.* (avail. Jan. 17, 2007); *Conagra Foods, Inc.* (avail. July 3, 2006); *Johnson & Johnson* (avail. Feb. 17, 2006); *Talbots Inc.* (avail. Apr. 5, 2002); *Exxon Mobil Corp.* (avail. Jan. 24, 2001); *Masco Corp.* (avail. Mar. 29, 1999); *The Gap, Inc.* (avail. Mar. 8, 1996).

Applying this standard, the Staff has noted that "a determination that the company has substantially implemented the proposal depends upon whether [the company's] particular policies, practices and procedures compare favorably with the guidelines of the proposal." *Texaco, Inc.* (avail. Mar. 28, 1991). In other words, substantial implementation under Rule 14a-8(i)(10) requires a company's actions to have satisfactorily addressed the proposal's essential objective. *See, e.g., Wal-Mart Stores, Inc.* (avail. Mar. 27, 2014); *Exelon Corp.* (avail. Feb. 25, 2010); *Anheuser-Busch Cos. Inc.* (avail. Jan. 17, 2007); *Conagra Foods, Inc.* (avail. July 3, 2006); *Johnson & Johnson* (avail. Feb. 17, 2006); *Talbots Inc.* (avail. Apr. 5, 2002); *Masco Corp.* (avail. Mar. 29, 1999).

At the same time, a company need not implement a proposal in exactly the same manner set forth by the proponent. *See* 1998 Release at n.30 and accompanying text. In particular, the Staff has concurred that companies, when substantially implementing a stockowner proposal, can address aspects of implementation on which a proposal is silent or which may differ from the manner in which the stockholder proponent would implement the proposal. *See, e.g., General Electric Company* (avail. Mar. 3, 2015) (proposal requesting that board adopt a proxy access bylaw that would allow a shareholder or group of shareholders who had beneficially owned 3% or more of the company's outstanding common stock continuously for at least three years to nominate up to 20% of the company's board was substantially implemented by a bylaw proposal that would allow a shareholder or group of up to twenty (20) shareholders who had beneficially owned 3% or more of the company's stock for at least three (3) years to nominate up to 20% of the company's board, even though the shareholder proposal did not limit the group to twenty shareholders); *Hewlett-Packard Co.* (avail. Dec. 11, 2007) (proposal requesting that the board permit shareowners to call special meetings was substantially implemented by a proposed bylaw amendment to permit shareowners to call a special meeting unless the board determined that the special business to be addressed had been addressed recently or would soon be addressed at an annual meeting); *Johnson & Johnson* (avail. Feb 17, 2006) (proposal that requested the company to confirm the legitimacy of all current and future U.S. employees was substantially implemented because the company had verified the legitimacy of 91% of its domestic workforce).

Moreover, the Staff has consistently granted no-action relief under Rule 14a-8(i)(10) where a company has notified the Staff that it intends to exclude a proposal on the grounds that its board of directors is expected to take certain action that will substantially implement the proposal and then

supplements its request for no-action relief by notifying the Staff after the action has been taken by the board. *See, e.g., Medivation, Inc.* (avail. Mar. 13, 2015); *Windstream Holdings, Inc.* (avail. Mar. 5, 2015); *Visa Inc.* (avail. Nov. 14, 2014); *Hewlett-Packard Company* (avail. Dec. 19, 2013); *Starbucks Corp.* (avail. Nov. 27, 2012); DIRECTV (avail. Feb. 22, 2011); *NiSource Inc.* (avail. Mar. 10, 2008); *Chevron Corp.* (available February 19, 2008) *Hewlett-Packard Co.* (avail. Dec. 11, 2007); *The Dow Chemical Co.* (avail. Feb. 26, 2007); *Johnson & Johnson* (available Feb. 13, 2006) (each granting no-action relief where the company notified the Staff of its intention to omit a stockholder proposal under Rule 14a-8(i)(10) because the board of directors was expected to take action that substantially implemented the proposal and the company supplementally notified the Staff of the board action).

As noted above, management of the Company has recommended that the Board adopt the HII Proxy Access Bylaws, and the Board is expected to formally adopt the HII Proxy Access Bylaws in January 2016. Accordingly, we are requesting that, if the Board adopts the HII Proxy Access Bylaws as described in this letter, the Staff concur that HII will have substantially implemented the Shareholder Proposal and thus may exclude the Shareholder Proposal from the Company's 2016 Proxy Materials. We will supplement this request immediately following the Board's approval of the HII Proxy Access Bylaws and will at that time confirm the adoption of the HII ProxyAccess Bylaws and provide the full text of such bylaws.

B. The Board's Expected Adoption of the HII Proxy Access Bylaws Substantially Implements the Shareholder Proposal

The Board's adoption of the HII Proxy Access Bylaws will substantially implement the Shareholder Proposal because the HII Proxy Access Bylaws will address the essential objectives of the Shareholder Proposal: they will provide a meaningful and usable proxy access procedure under which a group of up to twenty (20) stockholders beneficially owning 3% or more of the Company's outstanding common stock continuously for at least three years may nominate up to two (2) candidates or one quarter (25%) of the number of directors then serving, whichever is greater, to serve on the Board. Even though the HII Proxy Access Bylaws limit the number of stockholders who comprise a "group" for purposes of proxy access to twenty (20), rather than the "unrestricted" number of stockholders who may form a group under the Shareholder Proposal, the Company does not believe this change meaningfully or materially impacts the ability of stockholders to access the Company's proxy statement for purposes of nominating potential director candidates.

The Company's position is supported by the Staff's decision in *General Electric Company* (avail. Mar. 3, 2015), where the Staff concurred that the company's amended and restated bylaws substantially implemented a proponent's proxy access proposal even though the amended and restated bylaws included a limitation on the number of shareholders allowed to form a group for purposes of proxy access that was not included in the proponent's proposed bylaw amendment and thus permitted the company to exclude the shareholder proponent's proposal from the company's proxy statement. The

HII Proxy Access Bylaws are expected to include a stock ownership limit, stock holding period and percentage of the Board that may be nominated that agree with the Shareholder Proposal. The HII Proxy Access Bylaws differ from the Shareholder Proposal only with respect to the number of stockholders who may form a group for purposes of nominating Board candidates and provide stockholders meaningful access to the Company's proxy card for nomination of candidates to serve on the Board. Accordingly, the HII Proxy Access Bylaws will implement the essential objectives of the Shareholder Proposal and "compare favorably with the guidelines of the proposal."

As noted above, we submit this letter at this time to address the timing requirements of Rule 14a-8. We will supplementally notify the Staff after Board adoption of the HII Proxy Access Bylaws.

Conclusion

On the basis of the foregoing, the Company respectfully requests the concurrence of the Staff that the Shareholder Proposal may be excluded from the Company's 2016 Proxy Materials.

Should the Staff disagree with the conclusions set forth in this letter, or should any additional information be desired in support of the Company's position, we would appreciate the opportunity to confer with the Staff concerning these matters prior to the issuance of the Staff's response.

Please do not hesitate to contact me at (757) 534-2727 if you require any additional information relating to this matter.

Sincerely,

Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary

Enclosures

cc: Mr. John Chevedden

Exhibit A

JOHN CHEVEDDEN

*** FISMA & OMB Memorandum M-07-16 ***

Mr. Bruce N. Hawthorne
Secretary
Huntington Ingalls Industries, Inc. (HU)
4101 Washington Avenue
Newport News, VA
23607 PH: 757-380-2000

Dear Mr. Hawthorne,

This Rule 14a-8 proposal is respectfully submitted in support of the long-term performance of our company. This Rule 14a-8 proposal is intended as a low-cost method to improve compnay performance. This proposal is for the next annual shareholder meeting. Rule 14a-8 requirements are intended to be met including the continuous ownership of the required stock value until after the date of the respective shareholder meeting and presentation of the proposal at the annual meeting. This submitted format, with the shareholder-supplied emphasis, is intended to be used for definitive proxy publication.

Your consideration and the consideration of the Board of Directors is appreciated in support of the long-term performance of our company. Please acknowledge receipt of this proposal by email to *** FISMA & OMB Memorandum M-07-16 ***

Sincerely,

John Chevedden

November 2, 2015
Date

cc: Charles R. Monroe, Jr. <charles.monroe@hii-co.com>
Assistant General Counsel
PH: 757-534-2727
FX: 757-688-1408

HII - Rule 14a-8 Proposal, November 2, 2015]

Proposal [4] - Shareholder Proxy Access

RESOLVED: Shareholders ask our board of directors to adopt, and present for shareholder approval, a "proxy access" bylaw as follows:

Require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the "Nominator") that meets the criteria established below.

Allow shareholders to vote on such nominee on the Company's proxy card.

The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a) have beneficially owned 3% or more of the Company's outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the "Disclosure"); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company's proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the "Statement"). The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit. No additional restrictions that do not apply to other board nominees should be placed on these nominations or re-nominations.

The Security and Exchange Commission's universal proxy access Rule 14a-11 was unfortunately vacated by 2011 a court decision. Therefore, proxy access rights must be established on a company-by-company basis.

Subsequently, *Proxy Access in the United States: Revisiting the Proposed SEC Rule),* a cost- benefit analysis by the CFA Institute (Chartered Financial Analyst), found proxy access would "benefit both the markets and corporate boardrooms, with little cost or disruption," raising US market capitalization by up to $140 billion.

Please vote to enhance shareholder value:

Shareholder Proxy Access - Proposal [4]

Notes:

John Chevedden, *** FISMA & OMB Memorandum M-07-16 *** sponsors this proposal.

Please note that the title of the proposal is part of the proposal. The title is intended for publication.

If the company thinks that any part of the above proposal, other than the first line in brackets, can be omitted from proxy publication based on its own discretion, please obtain a written agreement from the proponent.

If there is a company response to this proposal that would introduce for discussion enabling governance text – it would be better to include governance text of less than 1000-words in plain English.

This proposal is believed to conform with Staff Legal Bulletin No. 14B (CF), September 15, 2004 including (emphasis added):

Accordingly, going forward, we believe that it would not be appropriate for companies to exclude supporting statement language and/or an entire proposal in reliance on rule 14a-8(1)(3) in the following circumstances:

- the company objects to factual assertions because they are not supported;

- the company objects to factual assertions that, while not materially false or misleading, may be disputed or countered;

- the company objects to factual assertions because those assertions may be interpreted by shareholders in a manner that is unfavorable to the company, its directors, or its officers; and/or

- the company objects to statements because they represent the opinion of the shareholder proponent or a referenced source, but the statements are not identified specifically as such.

We believe that it is appropriate under rule 14a-8 for companies to address these objections in their statements of opposition.

See also: Sun Microsystems, Inc. (July 21, 2005).

The stock supporting this proposal will be held until after the annual meeting and the proposal will be presented at the annual meeting. Please acknowledge this proposal promptly by email *** FISMA & OMB Memorandum M-07

*** FISMA & OMB Memorandum M-07-16 ***